Exhibit 99.1

Press Release
Invesco expands its ability to meet client needs by completing its acquisition of Guggenheim Investments’ ETF business
BulletShares® defined-maturity ETFs’ management fee reduced to 10 bps to provide better value and address a growing market segment

Media contacts

Invesco	Guggenheim Partners
Jeaneen Terrio	Gerard Carney
212.278.9205	310.871.9208
Jeaneen.terrio@invesco.com	gerard.carney@guggenheimpartners.com

Atlanta, April 9, 2018 – Invesco Ltd. (NYSE: IVZ) announced today that it has completed its previously announced acquisition of Guggenheim Investments’ exchange-traded funds (ETF) business, which consists of $38.8 billion of assets under management (as of Feb. 28, 2018).

Strengthening our ETF capabilities for growth

The acquisition strengthens Invesco’s market-leading ETF capabilities1 as well as the firm’s efforts to meet the needs of institutional and retail clients in the US and across the globe, which will contribute further to the growth and long-term success of the business. With this acquisition, Invesco’s ETF assets under management total more than $215.3 billion globally (as of Feb. 28, 2018).

“Since our announcement of the proposed transaction in September 2017, we’ve continued to deliver strong investment performance for our clients and strengthened our business momentum while working toward a successful close of this transaction,” said Martin L. Flanagan, president and CEO of Invesco. “The addition of Guggenheim’s products to Invesco’s strong and diversified range of active, passive and alternative capabilities and expertise will further enhance our ability to meet the investment needs of our clients and deliver the value they seek.”

“We’re excited to add Guggenheim Investments’ complementary ETF business, including well-known products such as BulletShares® and S&P500® Equal Weight ETF (NYSE: RSP), to our existing robust range of factor, smart beta, fixed income and equal weight ETFs,” said Dan Draper, global head of ETFs at Invesco. “This acquisition strengthens our ability to build better and more diversified portfolios through our solutions platform, enhances the range of capabilities available via Jemstep (our advisor-focused digital solution), and helps us better meet the needs of our clients. Our focus continues to be on taking care of clients while leveraging our extensive client-facing distribution force to accelerate the growth of the business.”

The aggregate purchase price paid by Invesco upon completion of the transaction was $1.2 billion.

BulletShares® management fee reduction

Invesco also announced that the management fee for the BulletShares® ETFs that provide defined-maturity exposure through corporate bond investment-grade portfolios has been reduced to 0.10% (from 0.24%), effective today.

“The BulletShares® ETF suite combines the benefits and precision of individual bonds with the advantages of an ETF to save advisors time while providing better client portfolios and outcomes,” added Dan Draper. “Our research and client feedback shows that the market for a convenient, precise and liquid way to ladder bond portfolios for clients is growing rapidly. With more than a decade of ETF experience and compelling BulletShares® pricing, we believe Invesco is providing even better value to existing and future shareholders, and we’re well-positioned to accelerate the growth of this exciting market segment.”

Transitioning the funds

“We’re confident that Invesco is the right partner and platform to deliver continued value for our former ETF shareholders,” said Jerry W. Miller, president of Guggenheim Investments. “With the closing of this transaction, Guggenheim Investments takes an important step forward in our growth strategy to focus on active portfolio management for both institutional and individual clients.”

Effective as of the close of business on April 6, 2018, substantially all of the Guggenheim ETFs have been reorganized into corresponding newly created exchange traded funds of Invesco’s PowerShares family of ETFs in a tax-free transaction. A small number of Guggenheim ETFs are still awaiting shareholder approval to reorganize into PowerShares ETFs, and will be reorganized when that approval is received. The chart below lists the Guggenheim ETFs which have reorganized into Invesco’s PowerShares ETFs.

The following ETFs were reorganized:

PowerShares Exchange-Traded Fund Trust

Ticker	Target Fund	CUSIP	Acquiring Fund	CUSIP
DJD	Guggenheim Dow Jones Industrial Average Dividend ETF	18383M175	PowerShares Dow Jones Industrial Average Dividend Portfolio	739371409

NFO	Guggenheim Insider Sentiment ETF	18383M209	PowerShares Insider Sentiment Portfolio	739371508

CZA	Guggenheim Mid-Cap Core ETF	18383M720	PowerShares Zacks Mid-Cap Core Portfolio	739371607

CVY	Guggenheim Multi-Asset Income ETF	18383M506	PowerShares Zacks Multi-Asset Income Portfolio	739371706

CSD	Guggenheim S&P Spin-Off ETF	18383M605	PowerShares S&P Spin-Off Portfolio	739371888

WMCR	Wilshire Micro-Cap ETF	18383M308	PowerShares Wilshire Micro- Cap Portfolio	739371870

OEW	Guggenheim S&P 100® Equal Weight ETF	78355W478	PowerShares S&P 100® Equal Weight Portfolio	739371854

RCD	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF	78355W882	PowerShares S&P 500® Equal Weight Consumer Discretionary Portfolio	739371847

RHS	Guggenheim S&P 500® Equal Weight Consumer Staples ETF	78355W874	PowerShares S&P 500® Equal Weight Consumer Staples Portfolio	739371839

RYE	Guggenheim S&P 500® Equal Weight Energy ETF	78355W866	PowerShares S&P 500® Equal Weight Energy Portfolio	739371821

RSP	Guggenheim S&P 500® Equal Weight ETF	78355W106	PowerShares S&P 500® Equal Weight Portfolio	739371813

RYF	Guggenheim S&P 500® Equal Weight Financials ETF	78355W858	PowerShares S&P 500® Equal Weight Financials Portfolio	739371797

RYH	Guggenheim S&P 500® Equal Weight Health Care ETF	78355W841	PowerShares S&P 500® Equal Weight Health Care Portfolio	739371789

RGI	Guggenheim S&P 500® Equal Weight Industrials ETF	78355W833	PowerShares S&P 500® Equal Weight Industrials Portfolio	739371771

RTM	Guggenheim S&P 500® Equal Weight Materials ETF	78355W825	PowerShares S&P 500® Equal Weight Materials Portfolio	739371763

PowerShares Exchange-Traded Fund Trust

Ticker	Target Fund	CUSIP	Acquiring Fund	CUSIP
EWRE	Guggenheim S&P 500® Equal Weight Real Estate ETF	78355W486	PowerShares S&P 500® Equal Weight Real Estate Portfolio	739371755

RYT	Guggenheim S&P 500® Equal Weight Technology ETF	78355W817	PowerShares S&P 500® Equal Weight Technology Portfolio	739371748

RYU	Guggenheim S&P 500® Equal Weight Utilities ETF	78355W791	PowerShares S&P 500® Equal Weight Utilities Portfolio	739371730

RPG	Guggenheim S&P 500® Pure Growth ETF	78355W403	PowerShares S&P 500® Pure Growth Portfolio	739371722

RPV	Guggenheim S&P 500® Pure Value ETF	78355W304	PowerShares S&P 500® Pure Value Portfolio	739371714

XLG	Guggenheim S&P 500® Top 50 ETF	78355W205	PowerShares S&P 500® Top 50 Portfolio	739371698

EWMC	Guggenheim S&P MidCap 400® Equal Weight ETF	78355W577	PowerShares S&P MidCap 400® Equal Weight Portfolio	739371680

RFG	Guggenheim S&P MidCap 400® Pure Growth ETF	78355W601	PowerShares S&P MidCap 400® Pure Growth Portfolio	739371672

RFV	Guggenheim S&P MidCap 400® Pure Value ETF	78355W502	PowerShares S&P MidCap 400® Pure Value Portfolio	739371664

EWSC	Guggenheim S&P SmallCap 600® Equal Weight ETF	78355W585	PowerShares S&P SmallCap 600® Equal Weight Portfolio	739371656

RZG	Guggenheim S&P SmallCap 600® Pure Growth ETF	78355W809	PowerShares S&P SmallCap 600® Pure Growth Portfolio	739371649

RZV	Guggenheim S&P SmallCap 600® Pure Value ETF	78355W700	PowerShares S&P SmallCap 600® Pure Value Portfolio	739371631

PowerShares Exchange-Traded Fund Trust II
Ticker	Target Fund	CUSIP	Acquiring Fund	CUSIP
LVL	Guggenheim S&P Global Dividend Opportunities Index ETF	18383M860	PowerShares S&P Global Dividend Opportunities Index Portfolio	73936Q660

TAO	Guggenheim China Real Estate ETF	18383Q861	PowerShares China Real Estate Portfolio	73936Q637

FRN	Guggenheim Frontier Markets ETF	18383Q838	PowerShares Frontier Markets Portfolio	73936Q611

HGI	Guggenheim International Multi-Asset Income ETF	18383Q804	PowerShares Zacks International Multi-Asset Income Portfolio	73936Q595

CUT	Guggenheim MSCI Global Timber ETF	18383Q879	PowerShares MSCI Global Timber Portfolio	73936Q587

SEA	Guggenheim Shipping ETF	18383Q796	PowerShares Shipping Portfolio	73936Q579

YAO	Guggenheim China All-Cap ETF	18385P101	PowerShares China All-Cap Portfolio	73936Q561

CGW	Guggenheim S&P Global Water Index ETF	18383Q507	PowerShares S&P Global Water Index Portfolio	73936Q546

EWEM	Guggenheim MSCI Emerging Markets Equal Country Weight ETF	78355W536	PowerShares MSCI Emerging Markets Equal Country Weight Portfolio	73936Q512

GSY	Guggenheim Ultra Short Duration ETF	18383M654	PowerShares Ultra Short Duration Portfolio	73935B797

GTO	Guggenheim Total Return Bond ETF	18385P705	PowerShares Total Return Bond Portfolio	73935B789

PowerShares Exchange-Traded Self-Indexed Fund Trust

Ticker	Target Fund	CUSIP	Acquiring Fund	CUSIP
BSCI	Guggenheim BulletShares 2018 Corporate Bond ETF	18383M530	PowerShares BulletShares 2018 Corporate Bond Portfolio	73939W102

BSJI	Guggenheim BulletShares 2018 High Yield Corporate Bond ETF	18383M381	PowerShares BulletShares 2018 High Yield Corporate Bond Portfolio	73939W201

BSCJ	Guggenheim BulletShares 2019 Corporate Bond ETF	18383M522	PowerShares BulletShares 2019 Corporate Bond Portfolio	73939W300

BSJJ	Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	18383M373	PowerShares BulletShares 2019 High Yield Corporate Bond Portfolio	73939W409

BSCK	Guggenheim BulletShares 2020 Corporate Bond ETF	18383M514	PowerShares BulletShares 2020 Corporate Bond Portfolio	73939W508

BSJK	Guggenheim BulletShares 2020 High Yield Corporate Bond ETF	18383M365	PowerShares BulletShares 2020 High Yield Corporate Bond Portfolio	73939W607

BSCL	Guggenheim BulletShares 2021 Corporate Bond ETF	18383M266	PowerShares BulletShares 2021 Corporate Bond Portfolio	73939W706

BSJL	Guggenheim BulletShares 2021 High Yield Corporate Bond ETF	18383M225	PowerShares BulletShares 2021 High Yield Corporate Bond Portfolio	73939W805

BSCM	Guggenheim BulletShares 2022 Corporate Bond ETF	18383M258	PowerShares BulletShares 2022 Corporate Bond Portfolio	73939W888

BSJM	Guggenheim BulletShares 2022 High Yield Corporate Bond ETF	18383M217	PowerShares BulletShares 2022 High Yield Corporate Bond Portfolio	73939W870

BSCN	Guggenheim BulletShares 2023 Corporate Bond ETF	18383M241	PowerShares BulletShares 2023 Corporate Bond Portfolio	73939W862

BSJN	Guggenheim BulletShares 2023 High Yield Corporate Bond ETF	18383M183	PowerShares BulletShares 2023 High Yield Corporate Bond Portfolio	73939W854

BSCO	Guggenheim BulletShares 2024 Corporate Bond ETF	18383M233	PowerShares BulletShares 2024 Corporate Bond Portfolio	73939W847

BSJO	Guggenheim BulletShares 2024 High Yield Corporate Bond ETF	18383M134	PowerShares BulletShares 2024 High Yield Corporate Bond Portfolio	73939W839

BSCP	Guggenheim BulletShares 2025 Corporate Bond ETF	18383M191	PowerShares BulletShares 2025 Corporate Bond Portfolio	73939W821

BSCQ	Guggenheim BulletShares 2026 Corporate Bond ETF	18383M126	PowerShares BulletShares 2026 Corporate Bond Portfolio	73939W797

BSCR	Guggenheim BulletShares 2027 Corporate Bond ETF	18386R205	PowerShares BulletShares 2027 Corporate Bond Portfolio	73939W789

DEF	Guggenheim Defensive Equity ETF	18383M878	PowerShares Defensive Equity Portfolio	73939W771

OVLC	Guggenheim U.S. Large Cap Optimized Volatility ETF	18385P804	PowerShares U.S. Large Cap Optimized Volatility Portfolio	73939W763

GMFL	Guggenheim Multi-Factor Large Cap ETF	78355W460	PowerShares Multi-Factor Large Cap Portfolio	73939W755

CurrencyShares transition

The CurrencyShares ETF product line, also part of the Guggenheim transaction, were transitioned to Invesco effective at the close of business on April 6, 2018. These products offer investors and institutions a convenient and cost-effective method of gaining potential investment benefits similar to holding foreign currencies.

[1]	With $176.5 billion in assets under management globally, PowerShares ranked as the fourth-largest ETF provider globally, as of Feb. 28, 2018. Source: PowerShares research. With $55 billion in smart beta assets under management, PowerShares’ smart beta lineup ranked second in the US, as of Jan. 31, 2018. Source: PowerShares research and Bloomberg.

About Invesco Ltd.

Invesco is an independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. NYSE: IVZ; www.invesco.com.

Disclosures

This release may include “forward-looking statements.” Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. There can be no assurance that actual results will not differ materially from our expectations. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K and subsequent Forms 10-Q, filed with the Securities and Exchange Commission. You may obtain these reports from the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update the information in any public disclosure if any forward-looking statement later turns out to be inaccurate.

There are risks involved with investing in ETFs, including possible loss of money. Index-based ETFs are not actively managed. Actively managed ETFs do not necessarily seek to replicate the performance of a specified index. Both index-based and actively managed ETFs are subject to risks similar to stocks, including those related to short selling and margin maintenance. Ordinary brokerage commissions apply.

Since ordinary brokerage commissions apply for each buy and sell transaction, frequent trading activity may increase the cost of ETFs.

Diversification does not guarantee a profit or eliminate the risk of loss.

ETFs disclose their full portfolio holdings daily.

The information in this release does not constitute a recommendation of any investment strategy or product for a particular investor. Investors should consult a financial advisor/financial consultant before making any investment decisions.

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC, investment adviser. Invesco PowerShares Capital Management LLC (PowerShares) and Invesco Distributors, Inc., ETF distributor, are indirect, wholly owned subsidiaries of Invesco Ltd. Invesco is not affiliated with Guggenheim Funds Distributors, LLC.

Shares are not individually redeemable and owners of the Shares may acquire those Shares from the Funds and tender those shares for redemption to the Funds in Creation Unit aggregations only, typically consisting of 10,000, 50,000, 75,000, 80,000, 100,000, 150,000 or 200,000 Shares.

Before investing, investors should carefully read the prospectus/summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the Fund call 800 983 0903 or visit powershares.com for the prospectus/summary prospectus.

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